Company Presentation May 2015 Exhibit 99.2

Special Note Regarding Forward-Looking Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,”
“plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications and high speed data transport industry; our ability to offset expected revenue declines in legacy voice and access products related to the recent regulatory actions, wireless substitution, technology changes and other factors; our ability to effectively allocate capital and implement our
“edge-out” expansion plans in a timely manner; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual
Report filed on Form 10-K.
Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors.  The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Advanced Fiber Network Driving Value for Our Customers 2

Lumos at a Glance
Attractive Fundamentals
2016 Data Revenue target of ~$116m, up 9% yoy
Total data contract value: ~$350mm with avg.
length: ~ 52 months.  Target of $500mm by YE15
Targeted 15-20%+ ROI on fiber deals
4G LTE wireless deployments (FTTC)
On-net focus: 60% Data EBITDA margin target
Unique fiber assets in footprint
Enterprise growth of 6% expected in 2015
Favorable interest rate and tax environment
1
Current
¹
Market
Opportunity
²
FTTC Unique Sites 907 ~7,400
On-Net Buildings 1,530 104,000
Total Connected
Data Centers
31 100+
7,955 Fiber Route Miles; 363,189 Total Fiber Miles
45+ Average Strand Count
3
Revenue Opportunities
Market Expansion Route
Fiber Network
Edge Out Markets
Internet Exchange Points
Data Centers
“Lit” Markets
Norfolk
Washington DC
Chicago, IL
Columbus
Ashland
Bristol
Atlanta
Greensboro
Clarksburg
Lewisburg
Richmond
Charlottesville
Harrisonburg
Winchester
Ashburn
Hagerstown
Harrisburg
Altoona
Erie
Morgantown
Blacksburg
Pittsburgh
Cumberland
Culpeper
Waynesboro
Lynchburg
Danville
Bluefield
Huntington
Charleston
Covington
Parkersburg
Norfolk
As of 3/31/2015
    Based on Lumos Networks’ internal research and analysis of data from research, surveys and studies conducted by third parties, such as Tower Source (for FTTC sites), Equifax Telecom
and Stratsoft (for On-Net buildings) and public records databases (for data centers).   Market Opportunity denotes wireless cell sites within 3 miles and buildings within ½ mile of the
Lumos Networks fiber footprint and includes recently announced planned market expansion in Richmond and Norfolk

Exponential Growth in Bandwidth Demand
Bandwidth Demand Drivers U.S. Mobile IP Traffic
Source: Cisco Visual Networking Index 2015
U.S. Business IP Traffic
4
Proliferation of network-connected devices and
locations
2014 to 2019 tablets, smartphones, and
M2M traffic growth rates of 83%, 60%, and
103%, respectively
Rapid growth in rich media applications
Of the 24.3 exabytes per month crossing
the mobile network by 2019, 17.4 exabytes
will be due to video
Spectrum constraints require increased efficiency
to manage mobile data traffic
Adoption of network-centric computing services,
e.g. Cloud
Increased outsourcing of IT infrastructure
0.0 EB
0.5 EB
1.0 EB
1.5 EB
2.0 EB
2014 2015 2016 2017 2018
Web & Data Video
0.0 EB
1.0 EB
2.0 EB
3.0 EB
4.0 EB
5.0 EB
2014 2015 2016 2017 2018
Web & Data Video

Data Products
1 Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any personthat the results will be achieved 5
Enterprise Data
(~40% of 1Q15 Data
Revenue)
Revenue grew 4% yoy and maintain target of 6% in 2015
Targeting renewal of $17.5 million of worth of Enterprise
contracts in 1H15, up almost 55% vs 1H14
Carrier End User:  Sales grew 100%+ in ‘14 and ~70% growth tgt
in 2015.   Long-term target of ~50% of total Enterprise sales
Transport
(~37% of 1Q15 Data
Revenue)
IP-based Ethernet Transport and wavelength potential
Solid pipeline of long-term (3-7 year) Wavelength/TDM deals
Significant reduction in DS1/DS3 exposure in last 2 years
FTTC
(~23% of 1Q15 Data
Revenue)
FTTC backhaul supports 4G LTE growth
Long-term target of ~$85 million in FTTC revenue
Signed contracts for 54%+ of total connections in long-term plan
Targeted FTTC incremental gross margin of 85%+
1
1
1

Planned 665 Mile Fiber Network Expansion in Richmond and Norfolk
Underpinned by 257 unique FTTC site contract (269 total FTTC connections) with major wireless carrier
Vast majority of network expected to be completed by YE15 vs original target of 3Q16
Signed First Enterprise Customer in Norfolk in April 2015 ($4,000 monthly recurring revenue)
Significant expansion of Richmond, VA network with the addition of Norfolk, Petersburg and Hampton Roads markets
Increases total Enterprise addressable market by ~$135 million, up ~60% vs. existing markets
Increases tower addressable market to 7,400 within 3 miles of footprint

Dark Fiber Product Officially Launched May 2015
Targeting a Growing Number of RFPs in our Footprint:
Macro Fiber to the Cell Backhaul
Small Cell Fronthaul
Large Enterprises: Healthcare, Education/Gov’t, Financial
Data Centers
Relatively limited Dark Fiber deployments in our footprint (by any fiber provider), but activity should increase in 2015 and beyond
Lumos Dark Fiber Product has standardized Monthly Recurring Charge
(MRC) and Non-Recurring Charge (NRC) pricing
Lumos provides Dark Fiber cable and customer supplies equipment and resources to manage the services
Lumos has $1m+ in annual Dark Fiber revenue, mostly derived from
Alleghany Energy assets purchased in 2009

FTTC Opportunities Accelerate
Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements
Compelling  Tower-Like Economics
Scalable bandwidth capability drives margin expansion
Increased tenants per unique site combined with higher bandwidth per site magnifies leverage
Long-term contracts (ranging from 5 to 12 years)
Attractive return on investments
Devices
Use Case
Backhaul Technology
Voice / Text / Email /
Rich Media / Streaming Video
Moving to Carrier Ethernet
2015+
Voice / Text / Email
T1 / SONET
2004 - 2007
Voice / Text
T1
1999 - 2003

Project Ark Underway: Premier FTTC Network in Footprint
New MEF-certified Carrier Ethernet MPLS/IP fiber network
Fully Redundant/Fast Re-route
A key selling point for a series of contract wins (total of 500+
FTTC sites) with a major US wireless carrier
Core network completed in Sept ’14 using Cisco routers
FTTC traffic already routed onto Ark
Expect 100% of FTTC traffic routed onto Ark by end of 3Q16
Cisco provides new testing tools, thousands of hours of
training, and 2 R&D centers
Ark planned to provide total bandwidth throughput up to ~1
Terabit (equivalent to 2,500 circuits at 400 Mbps each)
Allows for cost effective scalability for upgraded FTTC
connection target of 3,100

Long-Term Fiber to the Cell Targets
FTTC Targets (as updated in Nov 2014) Key Drivers of FTTC Upgrade
Expansion of 4G/LTE coverage and capacity in
Lumos’ footprint by multiple wireless carriers
Continued migration of copper, microwave and
SONET FTTC sites to Carrier Ethernet
Planned 665 route-mile market expansion,
underpinned by 257 FTTC unique tower contract
Pro forma tower addressable market increase to
7,400 (within 3 miles) from 5,400
Added 541 fiber route miles since YE13, including
key routes from Richmond-Charlottesville and
Richmond-Ashburn, VA
Increased RFP activity for small cell and dark fiber
FTTC contracts in our footprint
Expectation for increased tenants per site and
higher bandwidth per site over time
Revised Prior
Annual Revenue
¹ ~$85 million ~$70 million
Gross Margin
¹
~$72 million ~$60 million
Total Unique Towers
¹
1,875 1,500
Total FTTC Connections
² 3,100 2,250
Tenants (Connections/Tower)
²
1.65 1.50
Monthly Revenue/Connection
²
~$2,300 ~$2,600
Addressable Market
²
7,400 5,400
  Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable.
You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved
  Represents management’s long-term estimates prepared using data from industry publications and its market knowledge and experience.  Management’s estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results
1
2

1Q15
Long-Term
Estimate
¹
FTTC Unique Towers 907 1,875
Tenants/Unique Tower ~1.3-1.4 1.65x
Monthly Revenue/Connection ~$1,750 ~$2,300
Monthly Revenue/Unique  Tower ~$2,300
~7,400 towers within 3 miles of
Lumos Network fiber footprint
Early stages of 4G LTE rollout
Conversion from T-1,
microwave and SONET to
Carrier Ethernet
Significant new LTE site
builds/network densification
Continued FTTC share gains
expected
Carrier Ethernet more scalable
than SONET of other providers
FTTC operating leverage drives
margin expansion opportunity
Strong FTTC Growth Opportunity in Our Footprint
+250
+228
+274
Anticipated FTTC Trends
1,875
2
~$3,800
FTTC Opportunity
155
405
633
907
1Q12 1Q13 1Q14 1Q15
Long Term Goal
11
-
1
2
  Represents management’s long-term estimates prepared using data from industry publications and its market knowledge and experience. Management’s estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results

  Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

FTTC as a percentage of total Lumos fiber Data revenue
2012: ~8%
2013: ~14%
2014: ~19%
2015: ~25%
Annual FTTC Revenue
12
1 Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved
FTTC Revenue Growth
($ in Millions)
Long-term goal of
$85 million
1
$6.8
$14.3
$19.9
$29.0
2012 2013 2014 2015E

Monthly Recurring FTTC Revenue

Continued Shift in FTTC Revenue Towards 100% Ethernet
($ in Thousands)
TDM billing is 2.5% of total
FTTC in billing and in
backlog (signed deals)
$231
$125 $124
$105
$75
$1,296
$1,534
$1,638
$1,868
$2,033
$415
$716
$984
$922
$792
$1,942
$2,375
$2,745
$2,895
$2,900
$0
$1,000
$2,000
$3,000
$4,000
Jan-14 Sept-14 Oct-14 Dec-14 Mar-15
TDM Billings Ethernet Billings Total Backlog

Key Enterprise Accounts 14

100% fiber fed portfolio of lit buildings (ALL success-based)
Added 53 buildings in 1Q15, well above avg of ~12 buildings/month since 1Q12
Increases on-net revenue and opens up opportunity for additional FTTC builds
Connected to 31 total data centers
1Q15 On-Net Building Growth Accelerated
On-Net Buildings
15
1,066
1,235
1,387
1,530
1Q12 1Q13 1Q14 1Q15

Enterprise Renewal Program Results Accelerating
New Contract Amounts (MRC) Total Contract Renewed

($ in Thousands)
Renewal program locks-in revenue on increasingly longer term deals,  reducing churn
Target 1H15 total contract value renewed of $17.5 million up over 50% from 1H14
18% of Enterprise revenue renewed for an average of 38 months in 2014
Expecting total MRC of $725,000 to be renewed in 2015
($ in Thousands)
$619
$725
2014A 2015E
$11,500
$17,500
1H 2014 1H 2015E

Existing Richmond and Western PA Edge-Out Strategy

Richmond, VA Western PA
110-mile 100G enabled fiber network, which will
expand significantly post completion of
announced market expansion
Anchor Enterprise and Carrier customers signed
Significant data center opportunities, recently
connected Peak 10 and QTS
~$4.8 million in annualized Enterprise and
Transport sales bookings
Pivot point for critical long-haul routes between
Ashburn, VA and Charlottesville, VA
Pittsburgh NOC /sales office opened in 2014
Washington PA PoP opened, with Tier 1 data
center services and adding customer redundancy
Expansion of fiber assets in Western PA – leverage
existing fiber by adding on / off ramps
Offer diverse routes in and out of Pittsburgh, PA
Completed key routes from Pittsburgh, PA to
Harrisburg, PA and Ashburn, VA
Requires increased Metro investment to extract full
market potential
Announced 665-mile market build will expand Richmond footprint and add Norfolk as the 24
Lumos market and a key edge-out market
Contiguous market expansion to pursue new FTTC, Data Center, Transport and Enterprise targets
Leveraging existing customer base and assets with experienced in-market teams th

Leverage Lumos Networks’ 7,955 mile fiber footprint to target incremental Enterprise customers with thousands of sales people from leading national service providers
Over 60+ MSAs signed or pending with major U.S. operators, MSOs and fiber companies operating in our footprint
Pro forma “near-net” list buildings within ½ mile of our footprint of 104,000 (67,000 pre-
expansion), including planned 665 fiber route-mile build in the Norfolk, Richmond,
Petersburg and Hampton Roads, VA metro markets
18
Carrier End User: Growth Momentum Continues
Strong Growth in 2014 and a Solid Pipeline in Place for 2015
2013: $77,000
2014: $294,000
2015 (target): ~$500,000
Carrier End User Sales Grew Over 100% in 2014
New Distribution Channel for Enterprise Data

31 total data center connections as of 1Q15
Includes: commercial, private and Lumos operated data centers
Key data center relationships:  Peak 10, Iron Mountain, QTS, DC Corp, Alpha Technologies
Increasingly, Enterprise traffic moving to data centers with customers requesting secure, fiber bandwidth access to those locations
~100+ data center market opportunity within existing footprint
Lumos is under-penetrated in data center connections relative to fiber peers.  Data center connections represent significant fiber bandwidth revenue upside
Data Center Fiber Connection Strategy
31 Total Data Center Connections

Key Virginia 100G Long-Haul Fiber Routes

Charlottesville, VA to Richmond, VA Richmond, VA to Ashburn, VA
Completed in June 2014
53 Mile 100G DWDM all-IP Long-Haul Fiber
Route
Reduces Significant Type 2 Leased Access
Costs
Expanded Fiber Breadth to Reach
Incremental Data Centers, Enterprises and
FTTC Opportunities
Lit for Commercial use in January 2015
Creates Fully-Redundant all-IP 100G Route
Between all 3 Virginia Cities
Straight-Shot Fiber Access into Ashburn, the
“Data Center Capital of the World”
Critical Element in Creating the Densest
Fiber Network in the Mid-Atlantic
Richmond, VA to Norfolk, VA
150 Mile Fiber Route-Mile Build Planned
with Announced Market Expansion

Selected Financial Highlights
Data Revenue Data as a % of Total Revenue
Data Gross Margin
1
Overall Adjusted EBITDA Margin
2
($ in Millions)
21
$26.1
$26.7
$26.5
$27.3
$27.8
1Q14 2Q14 3Q14 4Q14 1Q15
52.2%
53.2%
52.4%
53.9%
55.0%
1Q14 2Q14 3Q14 4Q14 1Q15
84.0%
85.3%
85.1%
85.5%
86.9%
1Q14 2Q14 3Q14 4Q14 1Q15
45.3%
44.9%
43.2%
44.6%
45.5%
2Q14 3Q14 4Q14 1Q15 2015 Target
Defined as operating revenues less network access costs divided by operating revenues for Data segment
Defined as Adjusted EBITDA divided by operating revenues on a consolidated basis, excluding the impact of one time cutrailment gain on benefit plans in Q314 and Q414
1
2

Liquidity and Debt Maturities
Debt refinancing completed in April 2013; closed
new Term Loan C in January 2015 for $28 million
Liquidity to support growth capital requirements
~$42 million in cash
$50 million undrawn revolver capacity
As of March 2015, the $0.14 quarterly dividend
suspended in favor of FTTC and network
expansion opportunities with an annual impact of
$12-$13 million
Debt Maturity Profile
Capitalization
($ in Millions)
Note: Excludes capital leases
22
($ in Millions)
As of
3/31/2015
Cash and Marketable Securities $42.1
Revolving Credit Facility ($50MM) $0.0
Term Loan A 96.3
Term Loan B 270.2
Term Loan C 28.0
Capital Leases 5.0
Total Debt $399.4
$6
$8
$13
$81
$287
2015 2016 2017 2018 2019

1Q15 Snapshot
1Q15 Balance Sheet & Valuation
1Q15 Metrics
Data revenue up 6%+ yoy and comprises
55% of total revenue
FTTC and Enterprise revenue grew 35%
and 4% yoy, respectively
Completed installation of 49 FTTC sites
and 83 total FTTC Connections
Maintained 75% ratio for success-
based/growth capital projects
Connected 53 on-net buildings
Added 133 miles of fiber route miles
Key 1Q15 Accomplishments
1 Based on closing share price of $15.46 as of 4/28/2015 and 22,747,205 shares outstanding as of 3/31/2015
23
($ in Millions)
Cash and Marketable Securities $42.1
Total Long-Term Debt $399.4
Net Long-Term Debt $357.3
Market Capitalization¹ $351.7
Enterprise Value $709.0
($ in Millions)
3Q14 4Q14 1Q15
Revenue $50.5 $50.7 $50.5
Adjusted EBITDA $32.9 $22.4 $22.5
% Margin 65.1% 44.3% 44.6%
Capital Expenditures $26.9 $19.9 $29.2
% of Revenue 53.2% 39.4% 57.9%

Historical Financial Metrics by Segment

($ in Thousands)
FYE 2012 FYE 2013 FYE 2014 FYE 2015 % of 1Q15
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 Total
Revenue
Data $21,322 $21,883 $22,664 $24,424 $25,369 $25,706 $26,094 $26,943 $26,137 $26,707 $26,488 $27,310 $27,767 55.0%
Residential and Small Business 24,004 23,379 23,173 21,905 21,057 20,453 20,055 19,094 18,647 18,290 17,668 17,423 17,265 34.2%
RLEC Access 6,086 5,541 6,140 6,350 6,108 6,152 5,478 4,966 5,306 5,168 6,360 5,952 5,463 10.8%
Total Revenue $51,412 $50,803 $51,977 $52,679 $52,534 $52,311 $51,627 $51,003 $50,090 $50,165 $50,516 $50,685 $50,495 100.0%
% Sequential Growth (1.2%) 2.3% 1.4% (0.3%) (0.4%) (1.3%) (1.2%) (1.8%) 0.1% 0.7% 1.0% (0.4%)
% YoY Growth by Segment
Data
19.0% 17.5% 15.1% 10.3% 3.0% 3.9% 1.5% 1.4% 6.2%
Residential and Small Business
(12.3%) (12.5%) (13.5%) (12.8%) (11.4%) (10.6%) (11.9%) (8.8%) (7.4%)
RLEC Access
0.4% 11.0% (10.8%) (21.8%) (13.1%) (16.0%) 16.1% 19.9% 3.0%
Gross Profit
Data $17,724 $18,080 $18,818 $20,488 $21,338 $21,827 $22,206 $22,940 $21,963 $22,788 $22,551 $23,350 $24,122 59.1%
Residential and Small Business 15,838 15,005 15,490 14,466 13,934 13,831 13,601 12,677 12,107 12,019 11,355 11,670 11,198 27.5%
RLEC Access 6,086 5,541 6,140 6,350 6,108 6,152 5,478 4,966 5,306 5,168 6,360 5,952 5,463 13.4%
Total Gross Profit $39,648 $38,626 $40,448 $41,304 $41,380 $41,810 $41,285 $40,583 $39,376 $39,975 $40,266 $40,972 $40,783 100.0%
Adjusted EBITDA
Data $11,171 $11,350 $11,620 $12,822 $13,124 $13,355 $13,012 $14,011 $12,717 $13,395 $12,984 $12,629 $12,367 54.9%
Residential and Small Business 6,735 5,944 6,208 5,639 6,697 6,356 5,691 5,917 5,544 5,230 4,503 4,623 5,627 25.0%
RLEC Access 4,385 3,812 4,453 4,750 4,874 4,840 4,343 4,104 4,306 4,098 5,214 4,621 4,517 20.1%
Adjusted EBITDA, Before Curtailment Gain $22,291 $21,106 $22,281 $23,211 $24,695 $24,551 $23,046 $24,032 $22,567 $22,723 $22,701 $21,873 $22,511 100.0%
Curtailment Gain 0 0 0 0 0 0 0 0 0 0 10,207 567 0
Total Adjusted EBITDA $22,291 $21,106 $22,281 $23,211 $24,695 $24,551 $23,046 $24,032 $22,567 $22,723 $32,908 $22,440 $22,511
% Sequential Growth, Normalized (5.3%) 5.6% 4.2% 6.4% (0.6%) (6.1%) 4.3% (6.1%) 0.7% (0.1%) (3.6%) 2.9%
% Margin, Normalized 43.4% 41.5% 42.9% 44.1% 47.0% 46.9% 44.6% 47.1% 45.1% 45.3% 44.9% 43.2% 44.6%
1
1
2
3
1 Defined as operating revenues less network access costs
2
Defined as net income attributable to Lumos Networks before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other income or expenses, equity-based compensation charges, acquisition-related charges, amortization of actuarial losses on retirement plans, employee separation charges, restructuring-related charges, gain or loss on settlements and gain or loss on interest rate swap derivatives. See note from the
Company on “Use of Non-GAAP Measures” on Slide 1
3
The Company recorded a $10.8 million curtailment gain in the second half of 2014 related to the elimination of certain medical benefits under the postretirement plan, which was not allocated to the operating segments

Financial Guidance
1 Guidance as of date of 1Q15 earnings release dated May 5, 2015
2 Normalized Adjusted EBITDA excludes the impact of a $10.8 million curtailment gain for the elimination of other postretirement plan medical benefits recognized in the second half of 2014
2014 1Q15 FY 2015
($ in Millions) Actual Actual Guidance¹
Revenue
Data $106.6 $27.8 ~$116
% of Total 52.9% 55.0% ~57%
Residential & Small Business $72.0 $17.3 ~63
% of Total 35.8% 34.2% ~36%
Access $22.8 $5.5 ~$23
% of Total 11.3% 10.8% ~11%
Total $201.5 $50.5 ~$202
Adjusted EBITDA, Normalized
²
$89.9 $22.5 ~$92
% Margin 44.6% 44.6% ~46%
Total Capex $84.1 $29.2 ~$112
% Success-Based/Growth Capex 75% 85% 75%

Reconciliation of Net Income Attributable to Lumos Networks
Corp. to Operating Income

($ in Millions)
3/31/2013 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015
Net Income Attributable to Lumos
Networks Corp.
$6.4 $4.8 $2.5 $4.1 $4.1 $3.8 $10.2 $3.4 $2.7
Net Income Attributable to
Noncontrolling Interests
0.1 0.0 0.0 - 0.0 0.0 0.0 0.1 0.0
Net Income 6.5 4.8 2.6 4.1 4.1 3.9 10.2 3.5 2.8
Interest Expense 3.1 3.4 3.8 3.8 4.0 3.8 4.0 3.8 3.5
Loss (Gain) on Interest Rate Derivatives (0.2) (0.3) 0.6 0.0 (0.1) 0.0 (0.3) (0.1) (0.1)
Income Tax Expense 4.3 3.2 1.5 3.0 3.0 2.7 6.7 2.0 2.0
Other (Income) Expense, net (0.0) 0.9 (0.1) 0.8 (0.2) (0.2) (0.2) (0.1) 0.2
Operating Income $13.7 $12.1 $8.3 $11.7 $10.8 $10.2 $20.4 $9.1 $8.4
($ in Millions)
FY2010 FY2011 FY2012 FY2013 FY2014
Net Income (Loss) Attributable to Lumos
Networks Corp.
$20.8 ($43.9) $16.3 $17.8 $21.5
Net Income Attributable to
Noncontrolling Interests
0.1 0.1 0.1 0.1 0.1
Net Income (Loss) 20.9 (43.9) 16.4 17.9 21.6
Interest Expense 5.8 12.0 11.9 14.2 15.6
Loss (Gain) on Interest Rate Derivatives - - 1.9 0.1 (0.5)
Income Tax Expense (Benefit) 14.5 (4.4) 11.0 12.0 14.4
Other (Income) Expense, net (0.0) (0.1) (0.1) 1.6 (0.7)
Operating Income (Loss) $41.1 ($36.4) $41.2 $45.8 $50.5

Adjusted EBITDA Reconciliation

1 Guidance as of date of 1Q15 earnings release dated May 5, 2015
($ in Millions)
Year Ended
FY2010 FY2011 FY2012 FY2013 FY2014
FY2015
¹
Operating Income (Loss) $41.1 ($36.4) $41.2 $45.8 $50.5 ~$32
Depreciation and Amortization 31.4 43.2 39.0 42.4 45.3 ~53
Equity Based Compensation 1.5 2.4 3.9 6.8 4.3 ~6
Asset Impairment Charge - 86.3 - - - -
Amortization of Actuarial Losses - - 1.8 1.2 0.2 ~1
Business Separation Charges - 1.4 - - - -
Acquisition Related Charges 3.0 0.1 - - - -
Employee Separation Charges - - 2.3 - 0.2 -
Restructuring Charges - - 3.0 0.1 - -
Gain on Settlements, net - - (2.3) - - -
Adjusted EBITDA $77.1 $96.9 $88.9 $96.3 $100.6 ~$92
($ in Millions)
3/31/2013 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015
Operating Income $13.7 $12.1 $8.3 $11.7 $10.8 $10.2 $20.4 $9.1 $8.4
Depreciation and Amortization 9.6 10.8 11.2 10.8 10.7 11.2 11.3 12.1 11.9
Equity Based Compensation 1.0 1.3 3.2 1.2 0.8 1.2 1.1 1.2 1.2
Amortization of Actuarial Losses 0.3 0.3 0.3 0.3 0.1 0.1 0.1 0.1 0.3
Employee Separation Charges - - - - 0.2 0.0 - - -
Restructuring Charges 0.0 - 0.0 - - - - - 0.6
Adjusted EBITDA $24.7 $24.6 $23.0 $24.0 $22.6 $22.7 $32.9 $22.4 $22.5